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                                                       [REI -- EXHIBIT 10(r)(2)]

                         HOUSTON INDUSTRIES INCORPORATED
                             DIRECTOR BENEFITS PLAN

                           (Effective January 1, 1992)


                                 First Amendment


         Houston Industries Incorporated, a Texas corporation (the "Company"), having adopted the Houston Industries Incorporated Director Benefits Plan, effective January 1, 1992 (the "Plan"), and having reserved the right under
Section 6.01 thereof to amend the Plan, does hereby amend the Plan, effective as of August 6, 1997, to read as follows:

         1. Section 4.01 of the Plan is hereby amended by adding the following sentence to the end thereof:

     "Full years of service completed while a director of NorAm Energy Corp., any predecessor thereto, or any division or subsidiary of NorAm Energy Corp., or while a director of any 'advisory board' of NorAm Energy Corp. or its subsidiaries or divisions, will be included in the calculation of full years of service under the Plan."

         2. New Section 4.04 is added to the Plan at the end of Article IV to read as follows:

         "4.04 Benefit Offset. Notwithstanding any provision hereto to the contrary, the annual benefit amount payable to a Director calculated under
     Section 4.01 hereof shall be reduced by the amount of any annual benefit that the Director receives under the NorAm Energy Corp. Directors' Retirement Plan."



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         IN WITNESS WHEREOF, Houston Industries Incorporated has caused this
Amendment to be executed by its duly authorized officers this 26th day of February, 1998, but effective as of August 6, 1997.

                                        HOUSTON INDUSTRIES INCORPORATED



                                        By  /s/ LEE W. HOGAN
                                          --------------------------------------
                                            Name:   Lee W. Hogan
                                                 -------------------------------
                                            Title:   Executive Vice President
                                                  ------------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
-----------------------------------






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